TEMPLETON INSTITUTIONAL FUNDS, INC.


                          TIFI Emerging Markets Series
                                  ANNUAL REPORT






[Templeton Logo]               December 31, 1997

TECHNOLOGY UPDATE: FRANKLIN TEMPLETON
COMBATS THE YEAR 2000 PROBLEM
By Charles B. Johnson
President of Franklin Resources, Inc.

     As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format -- "98" instead of "1998", for example -- but didn't take into account that the year 2000 or "00", could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

     Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help ensure that our computer systems, which service the funds and their shareholders, will be Year-2000 Compliant. As changes reach completion, we will conduct comprehensive tests to verify their effectiveness. We will also require all of our major software or data-services suppliers to be Year-2000 Compliant.

     In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund portfolio managers must be aware of the impact it could have on companies in their portfolios. That is why Franklin Templeton portfolio managers consistently keep this issue in mind while selecting investments and managing their portfolios.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
     - ARE NOT FDIC INSURED;
     - ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION;
     - ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH MAY INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL AND POLITICAL DEVELOPMENTS, AND THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.

December 31, 1997

Dear Shareholder...

The fourth quarter of 1997 was a difficult one, with the International Finance Corporation ("IFC") Investable Composite Index declining 19%, led by a decline of 37% in the IFC Asia Index. Political uncertainties, corporate bankruptcies, and worries over the trend on Wall Street battered Asian currencies and stock markets over the last several months of the year. We saw a panicked retreat in all Asian emerging markets as a result of what we believe are misguided government policies designed to fix exchange rates against the U.S. dollar at unrealistically high levels. This, combined with an undeveloped capital market structure in most of those countries, led to high interest rates relative to U.S. dollar interest rates and excessive U.S. dollar borrowing. The U.S. dollar peg allowed many Asian banks and corporations to borrow inexpensive dollars abroad without the related exchange rate risk. When the fixed exchange rates collapsed as a result of higher inflation in those countries relative to the U.S., the U.S. dollar liabilities of companies in the region increased dramatically in local


                          TOTAL RETURNS AS OF 12/31/97

                                                               CUMULATIVE
                              ONE-YEAR       THREE-YEAR           SINCE
                              AVERAGE          AVERAGE        INCEPTION(1),(3)
                              ANNUAL(1),(2)    ANNUAL(1),(2)   (05/03/93)
TIFI Emerging Markets Series     -11.3%           1.4%            22.6%
IFC Investable Composite
  Index(4)                       -14.9%          -5.2%            23.6%

(1) The Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to 1.6% of average net assets through April 30, 1998. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1998, these agreements may end at any time upon notice to the Board. These voluntary agreements did not result in any fee waivers for the Fund for the fiscal year ended December 31, 1997. Past expense waivers by the Fund's manager increased the Fund's total returns.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) The index is unmanaged, does not contain cash, and does not include management expenses. The index includes reinvested dividends. One cannot invest directly in an index.

    All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


                                                                    continued...



    MARK MOBIUS JOINED TEMPLETON IN 1987 AS MANAGING DIRECTOR OF ITS FAR EAST DIVISION IN HONG KONG, WITH RESPONSIBILITY FOR THE TEMPLETON GROUP'S RESEARCH EXPERTISE, PRINCIPALLY IN EMERGING MARKETS COUNTRIES. IN THIS CAPACITY, HE DIRECTS THE ANALYSTS BASED IN HONG KONG AND SINGAPORE AND MANAGES OUR EMERGING MARKETS PORTFOLIOS. DR. MOBIUS HAS SPENT OVER TWENTY YEARS WORKING IN ASIA, AND HAS EXTENSIVE EXPERIENCE IN ECONOMIC RESEARCH AND ANALYSIS.

    PRIOR TO JOINING TEMPLETON, FROM 1983 TO 1986 HE WAS PRESIDENT OF INTERNATIONAL INVESTMENT TRUST COMPANY LTD. IN TAIPEI, TAIWAN - THAT COUNTRY'S FIRST AND LARGEST INVESTMENT MANAGEMENT FIRM. BEFORE THAT, HE SERVED AS A DIRECTOR AT VICKERS DA COSTA, AN INTERNATIONAL SECURITIES FIRM. INITIALLY, HE STARTED IN THAT FIRM'S HONG KONG OFFICE IN 1980, AND THEN MOVED TO TAIWAN IN 1983 TO OPEN THAT FIRM'S OFFICE THERE AND TO DIRECT OPERATIONS IN INDIA, INDONESIA, THAILAND, THE PHILIPPINES, AND KOREA. BEFORE JOINING VICKERS, DR. MOBIUS OPERATED HIS OWN CONSULTING FIRM IN HONG KONG FOR TEN YEARS, AND WAS A RESEARCH SCIENTIST FOR MONSANTO OVERSEAS ENTERPRISES COMPANY IN HONG KONG AND THE AMERICAN INSTITUTE FOR RESEARCH IN KOREA AND THAILAND.



    DR. MOBIUS HOLDS BACHELORS AND MASTERS DEGREES FROM BOSTON UNIVERSITY, AND RECEIVED HIS PH.D. IN ECONOMICS AND POLITICAL SCIENCE IN 1964 FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY. HE ALSO STUDIED AT THE UNIVERSITY OF WISCONSIN, UNIVERSITY OF NEW MEXICO, AND KYOTO UNIVERSITY IN JAPAN.

           TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKET SERIES
-----------------------------------------------------------------------------
letter continued

[GEOGRAPHIC DISTRIBUTION ON 12/31/97 GRAPH]
Latin America           33.3%
Asia                    32.7%
Middle-East/Africa       4.9%
Europe                  15.1%

[FUND ASSET ALLOCATION ON 12/31/97 GRAPH]

Short-option & Other    14.0%
Equity*                 86.0%

*Equity includes convertible and preferred securities



currency terms. Since June of 1997, the exchange rates of currencies against the U.S. dollar have declined by 45% in Thailand, 56% in Indonesia, 35% in Malaysia, 48% in South Korea, 35% in the Philippines, 15% in Singapore, and 15% in Taiwan.(1) In addition, over the last half of 1997, the stock markets of those countries also declined so that the combined effects of falling currencies and markets meant that, in U.S. dollar terms, the Thai stock markets declined by 65%, Indonesia by 75%, Malaysia by 68%, South Korea by 71%, the Philippines by 54%, Singapore by 24%, and Taiwan by 25%.(2) As a result of these declines, many stocks in Asia now look attractive as exchange rates and equity prices fall to levels not seen for many years, particularly in Thailand, Malaysia, South Korea, and Indonesia.

     Within this challenging environment, the unmanaged IFC Investable Composite Index return was -19.4% for the fourth quarter of 1997, compared to a -25.7% return for the Templeton Institutional Funds, Inc. Emerging Markets Series (the "Fund"). For the one- and three-year periods ending December 31, 1997, the Fund reported a return of -11.3% and 1.4% against an IFC Index return of -14.9% and -5.2%, respectively. Please remember that the Fund's performance differs from that of the index because, among other things, the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management expenses. Of course, one cannot invest directly in an index.

     The massive currency devaluations in Asia raised the specter of price wars and global deflation, as regional manufacturers struggle to raise foreign currency to service U.S. dollar-denominated liabilities. Involvement from the International Monetary Fund ("IMF") in South Korea, Thailand, and Malaysia could bring with it certain positive consequences, including trade liberalization and the opening of markets. One result could be a surge in foreign investment through takeovers, until now taboo in many Asian markets. Much depends on whether the governments follow the IMF'S recommendations, and if they do, albeit at a slower rate than most of us hope, the economic crisis may force the pace of innovation, market liberalization, and reforms.

     Another concern is whether China might devalue the yuan, which could set off another round of competitive devaluation and threaten the Hong Kong dollar's peg against the U.S. dollar. However, there may not be any immediate need for China to devalue now, as it has a current account surplus and minimal foreign debt. How Japan tries to rejuvenate consumer demand and its approach to the debilitated banking sector is another area to monitor. By allowing Hokkaido Takushoku Bank to fold and letting Yamaichi Securities fail, the government is starting to deal with the terminally ill. However, the Japanese government has delayed action for a long time, and will find it challenging to strike the right balance between recapitalizing the banks and closing them. The bottom line for Asia is not only one of overcapacity, but it is also an issue of the shortage of demand, especially in Japan, the region's largest economy.

     In our view, investor confidence is at a low point in Southeast Asia. When it comes to banking or financial markets in general,


1. Source: Reuters.

2. Source: International Finance Corporation (IFC) and Morgan Stanley Capital International (MSCI).

confidence is an extremely important ingredient. If lenders are not confident that the people they are lending to will pay them back, they will hesitate to lend even to their best customers. Investors will also hesitate to buy securities if they feel the capital is at risk or they will not earn a return on their investment. This loss of confidence has turned into widespread nervousness in various parts of Asia.

     Although we cannot predict the bottom of a market, we attempted to purchase securities at what we believed to be the maximum point of pessimism. At such times, prices may fall beyond levels that are appropriate given the fundamentals. We believe that now is such a time. We have seen a drop in confidence of foreign and domestic investors. In these circumstances economies tend to freeze, and can cause investors to panic. This can lead to a paralysis of the system where no one is providing or accepting credit. If there is general suspicion between buyers and sellers, the economy generally slows down. We believe that such circumstances are temporary and normalcy will eventually return.

     We believe many countries in Asia are well placed for an export-led recovery, despite higher imported raw material costs. The Asian crisis also may force many governments to address much needed structural changes, and to postpone or cancel over-ambitious infrastructure projects and other projects which may not be economically viable. As investors at Templeton, volatility, particularly if it is on the downside, gives us an opportunity to buy potentially cheap stocks that may have overreacted in relation to their underlying value. Since Asia has seen a great deal of downside volatility, we have been attracted to Asian stocks more than to stocks in other parts of the world.

     In the wake of the Asian crisis some other emerging market governments have begun to address much needed structural reforms. This is particularly true in Brazil where the Real Plan has been successful in temporarily achieving relative price stability and positive economic growth. However, as the experience in Asia has shown, fixed exchange rate policies have not been a good long-term solution. Major structural reforms are needed in Brazil, but are unlikely to be implemented before 1999. In the meantime, macroeconomic stability will depend upon tight monetary policy and the continuation of the privatization process. Despite the recent fall-out from the Asian currency crisis, the strength of the Brazilian market may be sustained if promised structural reforms are made and price stability continues.

     Mexico experienced the strongest stock market returns in Latin America in 1997, reporting returns of over 50% according to the IFC Index. Mexican exporters may be nervous that competitive devaluations of Southeast Asian currencies could threaten their market share; however, domestic consumption has rebounded and rejuvenated some local retailers. If the government continues to focus on the country's solid economic footing, and if the U.S. market holds up, Mexico has the potential to continue to perform well into 1998. If conditions do not worsen, Argentina is also expected to achieve a positive growth rate in 1998. Before the outbreak of global market turmoil in October, Argentina won plaudits for its skillful debt management, which included lengthening its debt maturity and gaining broader access to world credit markets. Though turbulence in Asia could

INDUSTRY DIVERSIFICATION ON 12/31/97
   (Percent of Total Net Assets)

Finance                        27.8%
Services                       13.8%
Materials                      13.8%
Energy                         10.6%
Consumer Goods                  8.6%
Multi-Industry                  8.4%
Capital Equipment               2.8%

   10 LARGEST POSITIONS ON 12/31/97
    (Percent of Total Net Assets)

Telmex-Telefonos de Mexico SA   3.0%
Centrais Electricas
Braileiras SA                   2.4%
Cemex SA                        2.3%
HSBC Holdings Pk.               1.8%
Telebras-Telecomunicacoes
Brasileiras SA                  1.8%
Banco Comercial Portugues SA    1.7%
Grupo Financiero Banamex
Accival SA                      1.5%
Akbank                          1.4%
Cifra SA                        1.3%
Investimentos Itau SA           1.2%

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES letter continued

Total Return Index Comparison(1)
$5,000,000 Investment: 05/03/93-12/31/97


              TIFI-Emerging Mkts     IFC Investable       MSCI World

  5/3/93         $5,000,000.00        $5,000,000.00       $5,000,000.00
 5/31/93         $5,010,000.00        $5,105,123.25       $5,116,064.50
 6/30/93         $5,030,000.00        $5,249,919.50       $5,073,963.50
 7/31/93         $5,040,000.00        $5,413,646.06       $5,179,304.44
 8/31/93         $5,415,000.00        $5,853,472.02       $5,417,573.16
 9/30/93         $5,590,000.00        $6,088,690.15       $5,318,339.47
10/31/93         $5,840,000.00        $6,613,702.35       $5,465,762.25
11/30/93         $6,040,000.00        $7,032,987.22       $5,157,438.61
12/31/93         $6,646,548.18        $8,234,453.50       $5,410,687.92
 1/31/94         $6,726,990.52        $8,290,438.65       $5,768,451.28
 2/28/94         $6,596,271.72        $8,076,365.42       $5,694,730.47
 3/31/94         $6,256,977.66        $7,260,151.76       $5,450,175.95
 4/30/94         $5,912,184.73        $7,122,001.24       $5,619,615.38
 5/31/94         $5,917,225.21        $7,290,158.31       $5,635,042.46
 6/30/94         $5,775,281.65        $7,030,371.34       $5,620,027.33
 7/31/94         $5,993,312.48        $7,536,050.28       $5,728,185.88
 8/31/94         $6,485,149.46        $8,500,687.30       $5,901,393.63
 9/30/94         $6,556,136.24        $8,714,760.27       $5,747,432.16
10/31/94         $6,373,598.80        $8,428,044.66       $5,912,171.96
11/30/94         $6,130,215.55        $8,104,407.76       $5,656,594.68
12/31/94         $5,889,310.18        $7,232,373.46       $5,712,406.21
 1/31/95         $5,458,513.19        $6,278,495.72       $5,627,731.21
 2/28/95         $5,342,933.50        $6,197,145.25       $5,710,871.20
 3/31/95         $5,516,644.64        $6,183,250.01       $5,987,234.54
 4/30/95         $5,706,147.70        $6,441,709.85       $6,197,393.65
 5/31/95         $5,895,650.76        $6,681,985.63       $6,251,280.67
 6/30/95         $5,937,762.55        $6,721,449.44       $6,250,923.10
 7/31/95         $6,211,489.19        $6,929,814.37       $6,564,910.71
 8/31/95         $6,043,042.03        $6,744,095.34       $6,419,839.31
 9/30/95         $5,995,666.26        $6,692,840.21       $6,608,078.00
10/31/95         $5,779,843.33        $6,438,365.04       $6,505,269.52
11/30/95         $5,742,995.51        $6,406,178.36       $6,732,380.19
12/31/95         $5,817,153.11        $6,629,071.73       $6,930,469.02
 1/31/96         $6,374,517.55        $7,189,323.11       $7,057,076.22
 2/29/96         $6,271,467.47        $7,022,660.22       $7,101,352.17
 3/31/96         $6,347,419.50        $7,123,583.56       $7,220,823.19
 4/30/96         $6,515,598.99        $7,411,478.21       $7,391,922.03
 5/31/96         $6,624,101.89        $7,345,736.91       $7,399,639.42
 6/30/96         $6,634,952.18        $7,431,977.34       $7,438,384.23
 7/31/96         $6,331,144,06        $6,944,692.30       $7,176,865.51
 8/31/96         $6,461,347.54        $7,160,004.85       $7,260,727.18
 9/30/96         $6,580,700.73        $7,265,960.75       $7,546,351.99
10/31/96         $6,564,425.29        $7,109,742.59       $7,600,396.70
11/30/96         $6,776,005.94        $7,214,897.81       $8,027,663.65
12/31/96         $6,914,453.20        $7,246,464.51       $7,900,465.33
 1/31/97         $7,425,431.29        $7,758,769.24       $7,997,034.29
 2/28/97         $7,708,340.22        $8,138,172.27       $8,090,378.08
 3/31/97         $7,552,631.75        $7,937,314.04       $7,931,741.94
 4/30/97         $7,625,137.02        $7,802,205.07       $8,192,393.26
 5/31/97         $7,987,331.02        $8,066,573.43       $8,700,244.63
 6/30/97         $8,277,271.14        $8,414,242.74       $9,135,256.86
 7/31/97         $8,656,042.81        $8,495,860.89       $9,557,305.73
 8/31/97         $7,887,359.41        $7,411,789.04       $8,919,833.43
 9/30/97         $8,254,990.49        $7,652,672.19       $9,405,964.36
10/31/97         $6,717,624.21        $6,394,572.88       $8,912,151.23
11/30/97         $6,221,878.96        $6,091,470.13       $9,071,678.74
12/31/97         $6,131,436.15        $6,170,050.09       $9,183,260.38


Periods ended 12/31/97

                                                            SINCE
                                                          INCEPTION
                                         ONE-YEAR         (05/03/93)
Average Annual Total Return(1),(2)      -11.3%              4.5%
Cumulative Total Return(1),(3)          -11.3%             22.6%

(1) The Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to 1.6% of average net assets through April 30, 1998. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1998, these agreements may end at any time upon notice to the Board of Directors. These voluntary agreements did not result in any fee waivers for the Fund for the fiscal year ended December 31, 1997. Past expense waivers by the Fund's manager increased the Fund's total returns.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

     All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.



lower growth by a couple of percentage points in 1998, we believe the region as a whole is now much better equipped to deal with external shocks.

     This discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. It should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the countries where the Fund is invested. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 1,268% in the last 15 years, but has suffered five declines of more than 20% during that time.(1) These special risks and other considerations are discussed in the Fund's prospectus.

     To conclude, we firmly believe that the current emerging market difficulties present an unusual opportunity to purchase stocks that were previously overvalued. Despite near term economic woes in much of Asia, we believe that this period will be seen as an unparalleled opportunity for investors to enter what have been and will be dynamic economies. We are confident in Asia for a number of reasons: a strong work ethic, a young and educated population, a desire to succeed, a high savings rate, low government debt relative to government budgets, and lastly, a large and growing consumer market. Just as the Mexican market rallied strongly since the Mexico crisis in 1994, we believe that many securities in Southeast Asia have the potential to recover and add value to the portfolio over the long term. Now is not a time for long-term investors to panic, but rather a time to maintain a rational approach to investing in emerging markets at valuations we believe are attractive.

Best regards,
/s/ Donald F. Reed
----------------------------------
Donald F. Reed, C.F.A., C.I.C.
President
Templeton Institutional Funds, Inc.

/s/ J. Mark Mobius
-------------------------
J. Mark Mobius, Ph.D.
Managing Director
Templeton Asset Management Ltd.

(1) Source: Bloomberg. Based on quarterly percentage price change over the 15 years ended December 31, 1997.

For the most current portfolio information, please call 1-800-362-6243.

 ................................................................................


The following are Dr. Mobius's thoughts regarding a recent visit to Hong Kong with the emerging markets research team.



COUNTRY_________________________________________________________________________
  FOCUS HONG KONG, China -- As another roller-coaster year in the emerging markets draws to a close, I have arrived back in Hong Kong -- one of my favorite cities -- to oversee our move to new and efficient premises on the 39th floor of Exchange Square.

                    In contrast to many investors in Hong Kong, we are optimistic. Every day, the business section of the South China Morning Post carries news of more financial sector layoffs. In contrast, with more and more emerging markets crashing, we are working harder to research the newly emerged bargains all over the world and particularly in Asia.

                    Things have certainly changed from my last visit. Then -- about a month after the hand-over of Hong Kong from the United Kingdom to China -- the market was in a "Red-Chip" inspired boom, and, economically and politically, it was pretty much business as usual. Now, as a result of the Asian currency crisis, Hong Kong property prices have fallen, property agents are closing shop all over town, and the retail sector is groaning from the collapse in the number of tourists visiting Hong Kong.

                    In December 1997, the Hong Kong market was down more than 30% from its all time high on August 7, 1997. The combination of lower property and equity market prices is having a profound effect on wealth in the territory, likely causing one of its leanest Christmas seasons of recent years. There are now "pre-sale" sales and hotels are operating at occupancy rates in the low 70 percent range rather than the high 90 percent range where they are accustomed to being.

                    While there has been nothing like the spectacular corporate failures of Korea and Japan, there have been several important "occurrences" in Hong Kong. In November, the Japanese department store Yaohan was forced to close under the burden of local and Japanese-based debt, resulting in more than 2,000 layoffs. In another case, a rumor surrounding the poor financial position of the Bank of East Asia resulted in a major run on the bank and other small Hong Kong banks. The case was serious enough that the Hong Kong Monetary Authority needed to step in and provide liquidity to the banking system.

                    The run on the banking system was quickly followed by a run on cake shops and video outlets that were then part of the Yaohan Group.

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
country focus continued.........................................................


There were queues of people outside the St. Honore cake shops, desperate to redeem their cake coupons before baking halted for good (which had not occurred by year end).

         Tung Chee Hwa, the new Hong Kong Chief Executive, received some of the blame for the sudden reversal in Hong Kong's fortunes, and his ratings have been plummeting. This was mirrored, unfortunately, by a well-publicized incident when he fell down while accepting a flag from a student. Ironically, he was attending a meeting to oversee the carrying out of democratic elections scheduled for May 1998. An ominous omen perhaps.

         Compared to other places in the region, Hong Kong has escaped much of the worst effects of current crisis. However, that does not



[Graphic of a world globe with a pointer showing Hong Kong]

[Graphic of a map of China showing China, Tai Pang Wan (Mirs Bay), Lak Ma Chau, Fanling, Yuen Long, Tai Po, Hoi Ha, Sai Kung, Tsuen Wan, Kowloon, Kwun Tong,
Tai O, Victoria (Hong Kong Island) and the South China Sea] mean that Hong Kong is immune from the contagion. The Hong Kong dollar is currently more than 30% overvalued in purchasing power parity terms, providing a juicy one-way bet for speculators and arbitrageurs alike. They will have a tough time, however. Hong Kong is flush with foreign exchange and the Hong Kong Monetary Authority follows a strict currency board system which has proven to be successful in other parts of the world. Times have definitely changed in Hong Kong. Cash-strapped yuppies have to make do with Chardonnay rather than Champagne, and a bottle of Chianti seems to do just fine now rather than Chateau Lafite-Rothschild.

     As a bottom-up, value investor, I love crashes. They give us the opportunity to pick up what we believe are quality assets at bargain basement prices. I'm sure that I will be back in Hong Kong soon to see what I can find.*



* This letter reflects the strategies employed for the Fund during the past year and includes our opinions as of the close of the period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Highlights

                                                                                  YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------
                                                                   1997          1996        1995        1994       1993+
                                                                -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................       $12.45        $10.75      $11.21      $13.22      $10.00
                                                                 ----------------------------------------------------------
Income from investment operations:
 Net investment income......................................          .18           .15         .19         .17         .04
 Net realized and unrealized gain (loss)....................        (1.60)         1.86        (.34)      (1.65)       3.25
                                                                 ----------------------------------------------------------
Total from investment operations............................        (1.42)         2.01        (.15)      (1.48)       3.29
                                                                 ----------------------------------------------------------
Less distributions from:
 Net investment income......................................         (.18)         (.15)       (.17)       (.17)       (.04)
 Net realized gains.........................................         (.48)         (.16)       (.14)       (.36)       (.03)
                                                                 ----------------------------------------------------------
Total distributions.........................................         (.66)         (.31)       (.31)       (.53)       (.07)
                                                                 ----------------------------------------------------------
Net asset value, end of year................................       $10.37        $12.45      $10.75      $11.21      $13.22
                                                                 ==========================================================
Total return*...............................................     (11.32)%        18.86%     (1.23)%    (11.39)%      32.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................    $1,923,881     $1,565,537  $798,515    $582,878    $422,433
Ratios to average net assets:
 Expenses...................................................        1.57%         1.56%       1.52%       1.60%       1.60%**
 Expenses, excluding waiver and payments by affiliate.......        1.57%         1.56%       1.52%       1.66%       1.60%**
 Net investment income......................................        1.42%         1.56%       2.00%       1.59%       0.91%**
Portfolio turnover rate.....................................       24.72%         7.92%      13.47%      12.51%       9.42%
Average commission rate paid***.............................       $.0019        $.0019          --          --          --

*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+For the period May 3, 1993 (commencement of operations) to December 31, 1993.
                       See Notes to Financial Statements.
 8

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                                                                   SHARES/
                                                                     INDUSTRY                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES  86.0%
ARGENTINA  5.3%
Astra Cia Argentina de Petroleo SA...................             Energy Sources                     323,730       $      566,635
Atanor Cia Nacional Para la Industria Quimica SA,
  D..................................................               Chemicals                      1,894,877            2,615,427
Banco de Galicia y Buenos Aires SA, B................                Banking                       2,469,686           15,808,994
Banco Frances del Rio de la Plata SA.................                Banking                         518,570            4,813,244
*Buenos Aires Embotelladora SA, ADR..................          Beverages & Tobacco                   375,300                3,753
Capex SA, A..........................................       Utilities Electrical & Gas               105,205              699,746
Central Costanera SA, B..............................       Utilities Electrical & Gas               387,028            1,006,464
+Garovaglio Y Zorraquin SA...........................               Chemicals                      1,257,372            3,898,594
Juan Minetti SA......................................    Building Materials & Components             182,195              568,556
Juan Minetti SA, conv., 12/31/05.....................    Building Materials & Components              50,000               50,010
Molinos Rio de Plata SA, B...........................       Food & Household Products              3,535,286            8,486,299
Nobleza Piccardo Sdad Industrial Comercial y
  Financial..........................................          Beverages & Tobacco                   158,277              712,382
Perez Companc SA, B..................................             Energy Sources                   3,134,994           22,388,111
Quilmes Industrial SA................................          Beverages & Tobacco                     3,000               32,250
Quilmes Industrial SA, ADR...........................          Beverages & Tobacco                   628,000            8,595,750
Renault Argentina SA.................................              Automobiles                       401,860              562,711
*Sevel Argentina SA, C...............................              Automobiles                       634,772              584,101
Siderar, A...........................................            Metals & Mining                      70,447              299,457
Sociedad Comercial del Plata Cadelplata Come.........             Multi-Industry                   5,814,130            9,188,071
Transportadora de Gas del Sur SA, ADR B..............             Energy Sources                      17,500              195,781
Transportadora de Gas del Sur SA, B..................             Energy Sources                     361,773              821,381
YPF Sociedad Anonima, ADR............................             Energy Sources                     579,366           19,807,075
*Zanella Hermanos SA.................................              Automobiles                       743,582               74,372
                                                                                                                   --------------
                                                                                                                      101,779,164
                                                                                                                   --------------
BRAZIL  11.0%
Aracruz Celulose SA, ADR.............................        Forest Products & Paper                 986,100           14,175,188
Banco Bradesco SA....................................                Banking                     963,538,423            9,583,152
*Banco Bradesco SA, rts. ............................                Banking                      41,196,251              151,341
Banco Bradesco SA, pfd...............................                Banking                     689,704,897            6,797,862
*Banco Bradesco SA, pfd. rts.........................                Banking                      29,488,451              105,689
Banco do Brasil SA...................................                Banking                     922,450,792            5,951,029
*Banco do Brasil SA, wts., A.........................                Banking                     190,208,236              325,521
*Banco do Brasil SA, wts., B.........................                Banking                     285,312,354              498,507
*Banco do Brasil SA, wts., C.........................                Banking                     424,220,591              828,638
Banco do Brazil SA, pfd..............................                Banking                     435,910,390            3,222,311
*Banco do Estado de Sao Paulo SA, pfd. ..............                Banking                     118,487,530            4,830,592
Brasmotor SA, pfd. ..................................             Multi-Industry                  44,908,000            4,426,217
Centrais Eletricas Brasileiras SA....................       Utilities Electrical & Gas           410,060,000           20,391,855
Centrais Eletricas Brasileiras SA, B, pfd............       Utilities Electrical & Gas           522,621,060           26,691,815
*Cia Vale do Rio Doce, pfd. .........................            Metals & Mining                     282,631            5,685,288
Companhia Siderurgica Nacional Sid Nacional..........            Metals & Mining                 350,736,000            9,742,230
Copene-Petroquimica do Nordeste SA, A, pfd...........               Chemicals                     15,725,700            4,790,769
Duratex SA, pfd......................................        Forest Products & Paper             191,931,900            7,566,869
Investimentos Itau SA, pfd...........................             Multi-Industry                  30,540,704           23,807,547
*Mannesmann SA.......................................        Machinery & Engineering              18,494,720            2,170,878
*Mannesmann SA, pfd..................................        Machinery & Engineering               1,670,650              209,570
Marcopolo SA, pfd....................................              Automobiles                     3,915,800              463,138
Petrobras-Petroleo Brasileiro SA, pfd................             Energy Sources                  86,310,666           20,184,655
Telebras-Telecomunicacoes Brasileiras SA.............           Telecommunications               303,867,531           30,902,706
Telebras-Telecomunicacoes Brasileiras SA, pfd........           Telecommunications                27,331,968            3,117,566
*Unibanco Uniao de Bancos Brasileiros SA, unit.......                Banking                      74,125,584            5,047,753
                                                                                                                   --------------
                                                                                                                      211,668,686
                                                                                                                   --------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                                   SHARES/
                                                                     INDUSTRY                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
CHILE  0.2%
Antofagasta Holdings Plc. ...........................            Metals & Mining                     178,518       $      967,530
Empresa Nacional de Electricidad SA, ADR.............        Electrical & Electronics                111,700            1,975,694
                                                                                                                   --------------
                                                                                                                        2,943,224
                                                                                                                   --------------
CHINA  1.4%
China First Pencil Co. Ltd., B.......................   Recreation & Other Consumer Goods            835,882              158,818
China Southern Glass Co. Ltd., B.....................    Building Materials & Components           5,999,521            1,687,825
Chiwan Wharf Holdings Ltd., B........................             Transportation                   4,651,700            1,464,724
Guangdong Electric Power Development Co Ltd., B,
  144A...............................................       Utilities Electrical & Gas               788,400              465,979
Guangshen Railway Co. Ltd., ADR......................             Transportation                     400,000            5,375,000
*Luoyang Glass Co. Ltd., H...........................      Misc Materials & Commodities            4,425,000              399,729
Shandong Huaneng Power Development Co. Ltd., ADR.....       Utilities Electrical & Gas               348,900            2,398,688
*Shanggone Co. Ltd., B...............................        Machinery & Engineering               1,114,800               98,102
Shanghai Chlor-Alkali Chemical Co. Ltd., B...........               Chemicals                      5,074,100              872,745
*Shanghai Dazhong Taxi Shareholding Co. Ltd., B......             Transportation                   1,818,900            1,360,537
*Shanghai Erfangji Textile Machinery Co. Ltd., B.....        Machinery & Engineering               3,558,340              270,434
*Shanghai Jin Jiang Tower Co. Ltd., B................           Leisure & Tourism                  4,277,640              795,641
Shanghai Jinqiao Export Processing Zone Development,
  B..................................................              Real Estate                     1,976,170              770,706
*Shanghai Lujiaxui Finance & Trade Zn Dev Stock Co
  Ltd, B.............................................              Real Estate                     5,008,440            3,906,583
Shanghai New Asia Group Co. Ltd., B..................       Food & Household Products              2,205,190              595,401
Shanghai Petrochemical Co. Ltd., H...................               Chemicals                      4,244,000              662,697
*Shanghai Refrigerator Compressor Co. Ltd., B........         Industrial Components                1,047,240              291,133
*Shanghai Rubber Belt Co. Ltd., B....................         Industrial Components                   47,150                6,978
*Shanghai Shangling Electric Appliance, B............    Appliances & Household Durables           1,988,650              409,662
*Shanghai Steel Tube Co. Ltd., B.....................        Machinery & Engineering               2,202,540              189,418
Shanghai Tyre & Rubber Co. Ltd., B...................         Industrial Components                3,325,100              831,275
*Shanghai Vacuum Electron Devices Co. Ltd., B........    Appliances & Household Durables           2,903,434              435,515
*Shanghai Wingsung Co. Ltd., B.......................   Recreation & Other Consumer Goods            238,050               39,040
Shanghai Yaohua Pilkington Glass, B..................    Building Materials & Components           4,930,200              680,368
*Shanghai Zhenhua Port Machinery Co. Ltd., B.........        Machinery & Engineering                 220,000              151,360
*Shenzhen China Bicycles Co. Ltd., B.................   Recreation & Other Consumer Goods          1,707,000              279,764
*Shenzhen Properties & Resources Development Ltd.,
  B..................................................              Real Estate                     1,873,516              362,663
Shenzhen Vanke Co. Ltd., B...........................              Real Estate                     3,297,512            1,914,931
                                                                                                                   --------------
                                                                                                                       26,875,716
                                                                                                                   --------------
COLOMBIA  3.1%
Banco Ganadero SA, ADR C.............................                Banking                         114,200            2,740,800
Banco Industrial Colombiano SA.......................                Banking                         358,705            1,104,346
Bavaria SA...........................................          Beverages & Tobacco                    99,286            1,018,396
Cementos Argos SA....................................    Building Materials & Components           2,645,080           15,503,496
Cia Colombiana de Tabacos SA.........................          Beverages & Tobacco                 2,097,040            6,064,782
Compania Nacional de Chocolates SA...................       Food & Household Products              2,539,988           17,434,075
Compania Suramericana de Seguros SA..................               Insurance                        809,938           15,303,652
Promigas SA..........................................       Utilities Electrical & Gas               111,551              589,307
                                                                                                                   --------------
                                                                                                                       59,758,854
                                                                                                                   --------------
CZECH REPUBLIC  1.4%
*CEZ AS..............................................       Utilities Electrical & Gas               365,280           11,987,301
Elektrarny Opatovice AS..............................             Energy Sources                       8,001              927,659
Komercni Banka AS....................................                Banking                           9,822              370,604
Komercni Banka AS, GDR...............................                Banking                          27,000              330,750
*Leciva AS...........................................         Health & Personal Care                     800               48,575
*SPT Telecom AS......................................           Telecommunications                    50,330            5,384,288
Tabak AS.............................................          Beverages & Tobacco                    17,104            3,906,829
*Unipetrol, fgn......................................               Chemicals                      1,275,736            3,669,410
                                                                                                                   --------------
                                                                                                                       26,625,416
                                                                                                                   --------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                                   SHARES/
                                                                     INDUSTRY                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
ECUADOR  0.1%
La Cemento Nacional SA, GDR..........................             Multi-Industry                       5,000       $    1,040,000
La Cemento Nacional CA, GDR, 144A....................             Multi-Industry                       3,946              820,768
                                                                                                                   --------------
                                                                                                                        1,860,768
                                                                                                                   --------------
EGYPT  0.3%
Commercial International Bank Ltd....................                Banking                         197,350            3,982,381
Eastern Tobacco Co. .................................          Beverages & Tobacco                    82,560            1,917,139
                                                                                                                   --------------
                                                                                                                        5,899,520
                                                                                                                   --------------
GHANA  0.3%
Ashanti Goldfields Co. Ltd., GDR.....................            Metals & Mining                     650,720            4,880,400
                                                                                                                   --------------
GREECE  3.5%
Alpha Credit Bank....................................                Banking                         405,204           23,661,287
Alpha Leasing SA.....................................           Financial Services                   153,320            3,024,809
Delta Dairy SA.......................................       Food & Household Products                460,634            5,225,441
Delta Dairy SA, pfd. ................................       Food & Household Products                    929                8,344
Ergo Bank SA.........................................                Banking                         164,438            8,504,315
Etba Leasing.........................................           Financial Services                   131,092            1,085,313
Fourlis Brothers Corp. SA............................    Appliances & Household Durables              98,120              637,771
Hellas Can Sa Packaging Manufacturers................            Metals & Mining                     146,980            2,123,016
Hellenic Telecommunications Organizations............           Telecommunications                   174,054            3,568,766
Hellenic Telecommunications Organizations, 144A......           Telecommunications                   591,150           12,120,814
*National Bank of Greece SA..........................                Banking                          34,514            3,039,202
Titan Cement Co. ....................................    Building Materials & Components              99,840            4,554,969
X. Benrubi & Son SA..................................       Food & Household Products                112,780              266,603
                                                                                                                   --------------
                                                                                                                       67,820,650
                                                                                                                   --------------
HONG KONG  7.5%
CDL Hotel International Ltd. ........................           Leisure & Tourism                  3,290,000              997,742
Cheung Kong Holdings Ltd.............................              Real Estate                     3,585,000           23,478,997
Cross Harbour Tunnel Co. Ltd.........................             Transportation                     425,010              723,981
Dairy Farm International Holdings Ltd................             Merchandising                    5,242,064            5,661,429
Goldlion Holdings Ltd................................           Textiles & Apparel                    51,000               16,947
Great Wall Electronic International Ltd. ............        Electrical & Electronics                980,108               75,889
Hang Lung Development Co. Ltd. ......................              Real Estate                     9,126,000           12,836,934
Hong Kong & Shanghai Hotels Ltd......................           Leisure & Tourism                  2,074,000            1,712,944
Hong Kong Electric Holdings Ltd......................       Utilities Electrical & Gas             1,519,900            5,776,365
Hopewell Holdings Ltd................................         Construction & Housing               5,994,000            1,492,892
HSBC Holdings Plc....................................                Banking                       1,388,125           34,214,979
IMC Holdings Ltd.....................................             Transportation                     120,000               30,972
Jardine International Motor Holdings Ltd. ...........              Automobiles                       536,000              290,515
Jardine Matheson Holdings Ltd........................             Multi-Industry                     399,812            2,039,041
Jardine Strategic Holdings Ltd.......................             Multi-Industry                     922,750            2,436,060
Joyce Boutique Holdings Ltd..........................             Merchandising                      862,000               36,709
K Wah International Holdings Ltd.....................    Building Materials & Components          10,223,124            1,794,225
*Lai Fung Holdings Ltd. .............................              Real Estate                       130,420               45,022
Lai Sun Development Co. Ltd..........................              Real Estate                     6,621,000            2,178,804
Lai Sun Garment International Ltd....................             Multi-Industry                   1,730,000            1,077,204
*Lai Sun Hotels International Ltd., wts..............           Leisure & Tourism                    421,262                1,631
Laws International Holdings Ltd. ....................           Textiles & Apparel                 4,174,000              576,356
New World Development Co. Ltd........................              Real Estate                     5,601,133           19,371,579
Semi-Tech Co. Ltd. ..................................    Appliances & Household Durables           8,452,633            1,385,320
*Semi-Tech Co. Ltd., wts. ...........................    Appliances & Household Durables             194,636                7,033
Sun Hung Kai & Co. Ltd. .............................           Financial Services                 2,377,800              411,182
*Sun Hung Kai & Co. Ltd, wts. .......................           Financial Services                   786,960               26,912
Sun Hung Kai Properties Ltd. ........................              Real Estate                     2,147,000           14,961,672
Swire Pacific Ltd., A................................             Multi-Industry                     342,000            1,875,726
Swire Pacific Ltd., B................................             Multi-Industry                   1,696,500            1,718,612

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                                   SHARES/
                                                                     INDUSTRY                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
HONG KONG (CONT.)
Tingyi (Cayman Islands) Holding Corp.................       Food & Household Products                966,000       $      125,908
Tungtex (Holdings) Co. Ltd...........................           Textiles & Apparel                   752,000               80,547
Wheelock and Company Ltd. ...........................             Multi-Industry                   3,217,000            3,757,111
*Wo Kee Hong Holdings Ltd. ..........................             Merchandising                   17,820,400              988,872
Yue Yuen Industrial (Holdings) Ltd. .................   Recreation & Other Consumer Goods          1,051,400            2,225,185
                                                                                                                   --------------
                                                                                                                      144,431,297
                                                                                                                   --------------
HUNGARY  0.9%
Egis RT..............................................             Multi-Industry                      29,000            1,817,425
Egis RT, certificates................................             Multi-Industry                       2,350              147,274
Fotex First Hung-Amer Photo Co., 12.00%, conv.,
  5/11/00............................................             Multi-Industry                      16,000**             16,000
*Fotex First Hungarian-American Photo Service Co. ...             Multi-Industry                     108,832              122,556
*Fotex First Hungarian-American Photo Service Co.
  certificates.......................................             Multi-Industry                   1,784,000            1,949,032
*Ibusz RT............................................           Leisure & Tourism                     47,725              253,527
Inter-Europa Bank RT.................................                Banking                           2,816              259,202
OTP Bank, GDR........................................                Banking                          67,000            2,540,975
Pick Szeged RT.......................................       Food & Household Products                 10,000              798,061
Pick Szeged RT, GDR..................................       Food & Household Products                 10,910              870,683
Tiszai Vegyi Kombinat RT.............................               Chemicals                         86,176            1,447,202
Tiszai Vegyi Kombinat RT, GDR, 144A..................               Chemicals                        272,000            4,651,200
Tiszai Vegyi Kombinat RT, GDR, Reg S.................               Chemicals                        157,000            2,684,700
                                                                                                                   --------------
                                                                                                                       17,557,837
                                                                                                                   --------------
INDIA  3.2%
*Andhra Valley Power Supply Co. Ltd. ................       Utilities Electrical & Gas                35,950               73,138
Arvind Mills Ltd. ...................................           Textiles & Apparel                   741,550            1,669,433
*Bajaj Auto Ltd. ....................................              Automobiles                       118,600            1,830,434
Bank of Baroda.......................................                Banking                         297,900              839,744
Bharat Petroleum Corp. Ltd. .........................             Energy Sources                      25,200              267,589
Bombay Dyeing & Manufacturing Co. Ltd. ..............               Chemicals                         55,200              139,760
Bses Ltd. ...........................................       Utilities Electrical & Gas                23,900              104,258
Cochin Refineries Ltd. ..............................             Energy Sources                     101,850              441,696
Grasim Industries Ltd................................             Multi-Industry                     287,850            2,562,746
Great Eastern Shipping Co. Ltd. .....................             Transportation                   1,525,200            1,789,776
Gujarat Ambuja Cements Ltd. .........................    Building Materials & Components             464,100            3,267,643
Gujarat Industries Power Ltd. .......................      Energy Equipment & Services                89,000               59,598
Gujarat Narmada Valley Fertilizers Co. Ltd. .........               Chemicals                      1,017,000              577,251
Gujarat Narmada Valley Fertilizers Co. Ltd., ADR.....               Chemicals                        329,000              493,500
Hindalco Industries Inc. ............................            Metals & Mining                     140,025            2,654,045
*Hindustan Organic Chemicals Ltd. ...................               Chemicals                         51,800               19,029
Hindustan Petroleum Corp. Ltd. ......................             Energy Sources                     186,200            2,301,375
India Cements Ltd. ..................................    Building Materials & Components             439,400              751,015
India Cements Ltd., GDR..............................    Building Materials & Components             265,658              504,750
Indian Aluminium Co. Ltd. ...........................            Metals & Mining                     153,600              288,980
Indian Petrochemicals Corp. Ltd. ....................               Chemicals                      2,223,100            4,012,355
Indian Rayon & Industries Ltd. ......................             Multi-Industry                     169,950              803,144
Indian Rayon & Industries Ltd., GDR..................             Multi-Industry                      83,499              354,871
Indo Gulf Fertilisers & Chemicals Corp. Ltd. ........               Chemicals                      1,262,700            1,183,781
Indo Gulf Fertilisers & Chemicals Corp. Ltd., GDR....               Chemicals                         28,700               25,543
Industrial Credit & Inv. Corp. of India..............           Financial Services                 1,522,000            2,970,230
Industrial Development Bank of India.................                Banking                       1,219,500            2,877,647
ITC Bhadrachalam Paperboards Ltd. ...................        Forest Products & Paper                  96,700               85,723
Larsen and Toubro Ltd. ..............................             Multi-Industry                   1,078,450            5,577,952
Madras Cements Ltd. .................................    Building Materials & Components               2,715              316,865
*Mahanagar Telephone Nigam Ltd.......................           Telecommunications                   402,600            2,649,765
National Aluminium Co. Ltd. .........................            Metals & Mining                   1,823,200            1,372,051
Oriental Bank of Commerce............................                Banking                       1,857,600            3,044,663

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                                   SHARES/
                                                                     INDUSTRY                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDIA (CONT.)
Reliance Industries Ltd. ............................               Chemicals                        377,600       $    1,594,204
Shipping Corporation of India Ltd. ..................             Transportation                     624,100              716,441
State Bank of India..................................                Banking                          74,400              461,204
Steel Authority of India Ltd. .......................            Metals & Mining                   2,558,800              636,436
Steel Authority of India Ltd., GDR, 144A.............            Metals & Mining                      62,000              198,400
Steel Authority of India Ltd., GDR, Reg S............            Metals & Mining                      23,000               73,600
Sterlite Industries Ltd. ............................            Metals & Mining                     108,100              547,394
Tamil Nadu Newsprint & Papers Ltd. ..................        Forest Products & Paper                  23,100               13,554
Tata Chemicals Ltd. .................................               Chemicals                        303,850            1,154,940
Tata Engineering & Locomotive Co. Telco..............        Machinery & Engineering               1,006,950            7,609,922
Tata Hydro-Electric Power Co.........................       Utilities Electrical & Gas                60,000              114,413
Tata Iron & Steel Co. Ltd............................            Metals & Mining                     526,400            1,802,786
Thermax Ltd..........................................      Energy Equipment & Services                 7,300               32,403
Wockhardt............................................         Health & Personal Care                  27,900              131,493
                                                                                                                   --------------
                                                                                                                       60,997,540
                                                                                                                   --------------
INDONESIA  2.3%
Asia Pulp & Paper Co. Ltd., ADR......................        Forest Products & Paper                 295,500            2,973,469
PT Bank Dagang Nasional Indonesia, fgn...............                Banking                      10,607,000              674,991
*PT Bank Dagang Nasional Indonesia, wts..............                Banking                         576,500                5,346
PT Bank Danamon, fgn. ...............................                Banking                      12,302,000              782,855
*PT Bank International Indonesia, fgn. ..............                Banking                      30,293,000            1,790,041
PT Bank PDFCI, fgn...................................                Banking                         360,500              114,705
PT Barito Pacific Timber TBK.........................        Forest Products & Paper              23,941,500            6,855,975
PT BBL Dharmala Finance, fgn.........................           Financial Services                 2,596,000              755,200
PT BDNI Capital Corporation, fgn.....................           Financial Services                 1,462,000              239,236
+PT Charoen Pokphand Indonesia.......................       Food & Household Products             14,686,500              801,082
PT Ciputra Dev.......................................              Real Estate                     8,149,500              370,432
PT Dharmala Intiland TBK.............................              Real Estate                     2,397,800              555,854
PT Gadjah Tunggal....................................              Automobiles                    39,947,000            3,813,123
PT Hanjaya Mandala Sampoerna.........................          Beverages & Tobacco                   967,500              730,023
PT Indah Kiat Pulp & Paper Corp......................        Forest Products & Paper              13,656,000            2,420,836
*PT Indah Kiat Pulp & Paper Corp. TBK, wts. .........        Forest Products & Paper                 519,200               14,160
PT Indocement Tunggal Prakarsa.......................    Building Materials & Components           6,021,000            1,970,509
PT Indofoods Sukses Makmur...........................       Food & Household Products              1,678,870              549,448
PT Indosat...........................................           Telecommunications                   249,500              462,709
PT Inter-Pacific Bank, fgn...........................                Banking                         589,500              166,132
PT Jakarta International Hotel & Development.........              Real Estate                     3,170,000              619,591
PT Japfa Comfeed Indonesia...........................       Food & Household Products              1,661,000              135,900
PT Kalbe Farma.......................................         Health & Personal Care               1,789,500              317,230
PT Lippo Life Insurance TBK..........................               Insurance                      5,684,500              206,709
PT Metrodata Electronic..............................        Electrical & Electronics                 45,000               16,364
PT Modern Photo Film Co. ............................             Multi-Industry                     167,000               48,582
PT Multibreeder Adirama Indonesia TBK................       Food & Household Products                221,250                7,040
PT Pakuwon Jati......................................              Real Estate                     7,320,500              598,950
PT Semen Cibinong, loc...............................    Building Materials & Components          15,864,000              721,091
PT Semen Gresik......................................    Building Materials & Components           4,811,500            2,821,289
PT Sinar Mas Agro Resources & Technology Corp........       Food & Household Products              4,428,600              382,470
PT Sinar Mas Multi Artha, fgn. ......................           Financial Services                11,520,600            1,413,892
*PT Sinar Mas Multi Artha, wts., fgn.................           Financial Services                   864,045               10,997
PT Sumalindo Lestari Jaya TBK........................        Forest Products & Paper               2,472,000              348,327
PT Summarecon Agung..................................              Real Estate                     1,829,902              116,448
PT Tambang Timah (Persero)...........................            Metals & Mining                   4,300,000            4,612,727
PT Tempo Scan Pacific................................         Health & Personal Care               2,033,000              157,095

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                                   SHARES/
                                                                     INDUSTRY                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDONESIA (CONT.)
PT Tjiwi Kimia TBK...................................        Forest Products & Paper               9,339,014       $    2,292,303
*PT Tjiwi Kimia TBK, wts.............................        Forest Products & Paper                 621,945               36,186
PT Ultra Jaya Milk...................................       Food & Household Products              3,254,300              591,691
PT Unggul Indah Corp. ...............................               Chemicals                      5,874,000            1,415,100
PT United Tractors...................................        Machinery & Engineering               3,617,000              427,464
                                                                                                                   --------------
                                                                                                                       43,343,572
                                                                                                                   --------------
ISRAEL  0.8%
Bank Hapoalim BM.....................................                Banking                       1,403,334            3,365,338
Clal Industries Ltd. ................................             Multi-Industry                     821,948            4,620,164
Discount Investment Corp. ...........................             Multi-Industry                      31,477              879,325
First International Bank of Israel...................                Banking                           1,036              759,522
Koor Industries Ltd..................................             Multi-Industry                      46,337            5,130,668
                                                                                                                   --------------
                                                                                                                       14,755,017
                                                                                                                   --------------
JORDAN
*Jordan Cement Factories Ltd. .......................    Building Materials & Components             158,750              675,961
                                                                                                                   --------------
KAZAKHSTAN  0.1%
*Kazkommertsbank, ADR, 144A..........................                Banking                          46,646              979,566
                                                                                                                   --------------
MALAYSIA  2.2%
AMMB Holdings Bhd. ..................................                Banking                         683,000              447,782
Berjaya Singer Bhd...................................    Appliances & Household Durables           2,189,000              697,869
Berjaya Singer Bhd, fgn. ............................    Appliances & Household Durables             540,000              172,156
Boustead Holdings Bhd., fgn. ........................       Food & Household Products              1,100,000              910,657
Cement Industries of Malaysia Bhd. ..................    Building Materials & Components             146,000               85,584
Federal Flour Mills Bhd. ............................       Food & Household Products              1,070,500              853,207
Genting Berhad.......................................           Leisure & Tourism                  1,942,000            4,868,106
Hong Leong Industries Bhd. ..........................             Multi-Industry                   2,338,000            2,380,378
*Hong Leong Industries Bhd., wts., fgn. .............             Multi-Industry                     221,250               20,478
Hong Leong Properties Bhd. ..........................              Real Estate                     1,432,000              261,401
Hong Leong Properties Bhd., fgn. ....................              Real Estate                     1,882,000              343,545
Island & Peninsula Bhd., fgn. .......................              Real Estate                     1,747,000            1,167,811
Kian Joo Can Factory Bhd. ...........................         Industrial Components                  809,000              719,666
Leader Universal Holdings Bhd. ......................         Industrial Components                8,844,000            2,728,577
Malayawata Steel Bhd., fgn. .........................            Metals & Mining                   1,705,500              416,564
Malaysian Airline System Bhd. .......................             Transportation                   2,602,000            2,087,219
Malaysian International Shipping Corp., fgn. ........             Transportation                   1,857,333            2,721,892
MBF Capital Bhd. ....................................           Financial Services                 6,163,000            1,433,993
MBF Capital Bhd., fgn. ..............................           Financial Services                 7,409,000            1,723,909
Oriental Holdings Bhd., fgn. ........................              Automobiles                       989,760            1,211,276
Perlis Plantations Bhd., fgn. .......................             Multi-Industry                   1,969,250            2,784,645
Perusahaan Otomobil Nasional Bhd., fgn. .............              Automobiles                       517,000              505,103
Public Bank Bhd. ....................................                Banking                         648,400              201,713
Public Bank Bhd., fgn................................                Banking                       4,178,400            1,439,531
*Public Bank Bhd., fgn., rts. .......................                Banking                         696,800               35,816
Public Finance Bhd., fgn. ...........................           Financial Services                 1,916,000              527,091
*Renong Bhd. ........................................             Multi-Industry                  12,369,000            5,724,180
*Renong Bhd., wts. ..................................             Multi-Industry                      32,750                4,210
Renong, 4.00%, conv., 5/22/01........................             Multi-Industry                      52,400**              5,524
Resorts World Bhd. ..................................           Leisure & Tourism                  3,243,000            5,461,280
Shangri-La Hotels (Malaysia) Bhd. ...................           Leisure & Tourism                  2,858,000              778,887
YTL Corp. Berhad.....................................             Multi-Industry                     366,000              494,022
                                                                                                                   --------------
                                                                                                                       43,214,072
                                                                                                                   --------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                                   SHARES/
                                                                     INDUSTRY                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
MEXICO  11.9%
Alfa SA de CV, A.....................................             Multi-Industry                      15,774       $      106,913
*Altos Hornos de Mexico SA...........................            Metals & Mining                   2,728,000            6,760,424
*Cemex SA, B.........................................    Building Materials & Components           8,410,875           44,917,751
*Cifra SA de CV......................................             Merchandising                      597,284            1,472,765
Cifra SA, C..........................................             Merchandising                   11,547,602           25,898,221
Coca Cola Femsa SA de CV, ADR........................          Beverages & Tobacco                    98,700            5,724,600
Cydea SA de CV.......................................               Chemicals                        486,231            1,355,579
DESC SA de CV DESC, A................................             Multi-Industry                      82,000              714,280
DESC SA de CV DESC, B................................             Multi-Industry                     492,544            4,705,426
DESC SA de CV DESC, C................................             Multi-Industry                     351,462            3,309,722
Fomento Economico Mexicano SA de CV, B...............          Beverages & Tobacco                   750,000            5,994,052
*Grupo Financiero Banamex Accival SA, B..............                Banking                       3,153,000            9,434,973
*Grupo Financiero Banamex Accival SA, L..............                Banking                       7,572,518           19,516,557
*Grupo Financiero Bancomer SA de CV, B...............                Banking                      11,797,934            7,601,667
*Grupo Financiero Bancomer SA de CV, L...............                Banking                      24,196,553            9,624,055
*Grupo Financiero Serfin SA de CV, B.................                Banking                      15,216,114            3,695,382
Panamerican Beverages Inc., A........................       Food & Household Products                208,100            6,789,263
Telmex-Telefonos de Mexico SA, L, ADR................           Telecommunications                 1,037,100           58,142,419
Vitro SA.............................................       Food & Household Products              2,932,692           12,918,307
                                                                                                                   --------------
                                                                                                                      228,682,356
                                                                                                                   --------------
PAKISTAN  0.8%
*Bank of Punjab......................................                Banking                         594,236              253,191
*DG Khan Cement Co. .................................    Building Materials & Components           1,096,400              204,301
Engro Chemical Pakistan Ltd. ........................               Chemicals                        661,815            1,716,725
Fauji Fertilizer Co. Ltd. ...........................               Chemicals                        357,500              684,438
*Khadim Ali Shah Bukhari & Co. Ltd. .................           Financial Services                   219,120               96,599
National Development Leasing Corp. ..................           Financial Services                   272,869               37,514
*Pakistan Electron Ltd. .............................    Appliances & Household Durables             110,000               13,123
*Pakistan International Airlines Corp. ..............             Transportation                     911,300              140,818
Pakistan Telecommunications Corp. PTC................           Telecommunications                    10,000              690,000
Pakistan Telecommunications Corp., PTC, A............           Telecommunications                16,303,600           12,318,654
*Union Bank Ltd. ....................................                Banking                         530,878              128,479
                                                                                                                   --------------
                                                                                                                       16,283,842
                                                                                                                   --------------
PERU  0.6%
Telefonica Del Peru SA, ADR B........................           Telecommunications                   513,300           11,966,306
                                                                                                                   --------------
PHILIPPINES  0.8%
*A Soriano Corp. ....................................             Multi-Industry                  43,767,500            1,707,473
Ayala Corp., B.......................................             Multi-Industry                   1,357,800              528,033
*Belle Corp. ........................................              Real Estate                    37,726,000            1,453,150
Filinvest Development Corp. .........................              Real Estate                     8,615,000              723,235
*Keppel Philippine Holdings Inc., B..................        Machinery & Engineering                 948,750               57,159
Metro Pacific Corp. MDI..............................             Multi-Industry                  19,184,050              530,522
*Philex Mining Corp., B..............................            Metals & Mining                  19,380,915              478,541
Philippine Commercial International Bank Inc. .......                Banking                         654,950            1,859,735
Philippine Long Distance Telephone Co., ADR..........           Telecommunications                   120,810            2,718,225
*Philippine National Bank............................                Banking                         519,263            1,141,096
RFM Corp. ...........................................       Food & Household Products             20,844,100            3,396,816
RFM Corporation, 10.00%, conv., pfd. ................       Food & Household Products              3,834,927**            443,147
Sime Darby Pilipinas Inc. ...........................         Industrial Components                  956,400              720,252
*Southeast Asia Cement Holdings Inc. ................    Building Materials & Components          12,348,000              161,591
                                                                                                                   --------------
                                                                                                                       15,918,975
                                                                                                                   --------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                                   SHARES/
                                                                     INDUSTRY                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
POLAND  1.2%
Bank Przemyslowo-Handlowy SA.........................                Banking                          53,751       $    2,790,477
Big Bank Gdanski SA, G...............................                Banking                       7,739,414            7,574,746
*Big Bank Gdanski SA, GDR............................                Banking                          73,867            1,126,467
*Farm Food SA........................................       Food & Household Products                 53,452              454,911
*Huta Olawa SA.......................................            Metals & Mining                      20,221               73,427
*Impexmetal SA, A....................................            Metals & Mining                     174,337            1,394,696
Mostostal Export SA..................................         Construction & Housing                 690,615            1,743,680
*Polifarb Cieszyn Wroclaw SA.........................               Chemicals                        254,863            1,207,436
*Polifarb Cieszyn Wroclaw SA, D......................               Chemicals                        101,662              406,648
*Raciborska Fabryka Kotlow SA........................      Energy Equipment & Services                97,732              260,619
*+Rolimpex SA........................................    Wholesale & International Trade           1,187,587            2,695,233
Warta SA.............................................               Insurance                        120,000            1,426,383
Wielkopolski Bank Kredytowy SA.......................                Banking                         248,622            1,248,400
Zaklady Cementowo Wapiennicze Gorazdze Chorula.......    Building Materials & Components              42,550            1,050,170
                                                                                                                   --------------
                                                                                                                       23,453,293
                                                                                                                   --------------
PORTUGAL  4.3%
Banco Comercial Portugues SA.........................                Banking                       1,643,372           33,608,542
Banco Espirito Santo e Comercial de Lisboa...........                Banking                         737,455           21,945,347
Banco Totta & Acores SA..............................                Banking                         253,149            4,970,826
BPI Socieda de Gestora de Participacoes Socias SA....                Banking                         523,083           12,718,264
Cel-Cat Fabrica Nacional de Conductores Electricos
  SA.................................................  Electronic Components & Instruments             6,672               90,555
Compta-Equipamentos e Servicos de Informatica SA.....       Business & Public Services                69,740              738,892
Espirito Santo Financial Group SA, ADR...............                Banking                         291,220            5,915,406
Portucel Industrial Empresa Product de Celulose SA...        Forest Products & Paper                 232,700            1,419,843
*Sociedade Portuguesa de Celulose SA.................        Forest Products & Paper                  33,810              955,240
                                                                                                                   --------------
                                                                                                                       82,362,915
                                                                                                                   --------------
RUSSIA  3.3%
*Aeroflot............................................             Transportation                      14,800            1,814,480
*Cheliabenergo.......................................           Telecommunications                 1,860,000              985,800
GUM Trade House......................................             Merchandising                      550,000            1,526,250
Irkutskenergo........................................       Utilities Electrical & Gas            23,928,000            4,737,744
*JSC Chernogorneft...................................             Energy Sources                       3,000               34,275
*Kamaz...............................................              Automobiles                       891,980            1,337,970
Krasnoyarsk Aluminum Plant...........................            Metals & Mining                      24,086              361,290
Lukoil-Holdings......................................             Energy Sources                     118,000            2,716,360
Lukoil Holdings, pfd. ...............................             Energy Sources                      23,000              362,250
*Megionneftegaz......................................             Energy Sources                     117,000              608,400
Mosenergo............................................       Utilities Electrical & Gas             2,856,000            3,627,120
Norilsk Nickel.......................................            Metals & Mining                     229,000            1,431,250
*Norilsk Nickel, rts. ...............................            Metals & Mining                     114,500               11,450
*Novorosissk Sea Shipping............................             Transportation                   1,010,000              292,900
*Noyabrskneftegaz....................................             Energy Sources                      56,959              387,321
Primorsk Sea Shipping................................             Transportation                      67,800              254,250
*Purneftegaz.........................................             Energy Sources                     636,000            5,037,120
Rao Gazprom, ADR, 144A...............................             Energy Sources                      70,000            1,676,500
Red October..........................................       Food & Household Products                 67,000            1,172,500
*Rostelekom..........................................           Telecommunications                 2,511,000            8,914,050
Rostelekom, pfd. ....................................           Telecommunications                 2,195,200            5,114,816
*Saint Petersburg City Telephone Network, pfd., A....           Telecommunications                   285,000              249,375
*St. Petersburg Intercity International Telephone....           Telecommunications                   143,970              320,333
*St. Petersburg MMT, pfd. ...........................           Telecommunications                   152,100              236,516
*Tyumen Aviatrans....................................           Telecommunications                 1,930,000              151,505
Unified Energy System................................       Utilities Electrical & Gas            63,010,000           19,054,224
*Unified Energy System, pfd. ........................       Utilities Electrical & Gas             4,930,000            1,062,415
*Uralmash Zavody.....................................        Machinery & Engineering                  27,684              252,617
                                                                                                                   --------------
                                                                                                                       63,731,081
                                                                                                                   --------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                                   SHARES/
                                                                     INDUSTRY                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SINGAPORE  3.0%
Acer Computer International Ltd. ....................        Electrical & Electronics              1,210,000       $    1,113,200
*Acer Computer International Ltd., wts. .............        Electrical & Electronics                114,800               13,202
*Acma Ltd. ..........................................        Electrical & Electronics              1,628,600            1,120,840
Acma Ltd., fgn., wts. ...............................        Electrical & Electronics                 83,150                5,673
British American Tobacco Co. Ltd. ...................          Beverages & Tobacco                    44,000              131,961
Chemical Industries (Far East) Ltd. .................               Chemicals                        611,000              906,259
*Chemical Industries (Far East) Ltd., wts. ..........               Chemicals                        184,800               38,923
Cycle & Carriage Ltd. ...............................    Wholesale & International Trade             644,000            2,655,473
Delgro Corp. ........................................             Transportation                     415,200              507,453
First Capital Corp. Ltd. ............................              Real Estate                     1,529,000            1,415,153
First Capital Corp. Ltd., fgn. ......................              Real Estate                     1,852,000            1,714,103
Fraser and Neave Ltd., fgn. .........................          Beverages & Tobacco                   786,000            3,404,212
GP Batteries International Ltd. .....................        Electrical & Electronics                 36,000               93,551
*GP Batteries International Ltd., wts. ..............        Electrical & Electronics                  9,250                7,573
Hai Sun Hup Group Ltd. ..............................             Transportation                   3,986,000            1,608,116
*Hai Sun Hup Group Ltd., wts. .......................             Transportation                     872,400               69,875
Hinds Hotels International Ltd. .....................           Leisure & Tourism                    244,000              209,908
Hinds Hotels International Ltd., fgn. ...............           Leisure & Tourism                    170,000              146,247
Hong Leong Finance Ltd. .............................           Financial Services                   200,000              213,586
Hour Glass Ltd. .....................................             Merchandising                      320,000              123,406
Inchcape Bhd., fgn. .................................    Wholesale & International Trade           1,458,000            2,240,415
*Inchcape Marketing Services, fgn. ..................       Broadcasting & Publishing              1,458,000              432,513
Isetan (Singapore) Ltd., fgn. .......................             Merchandising                       68,000              101,667
Jaya Holdings Ltd. ..................................             Transportation                     748,000              175,295
*Jaya Holdings Ltd., wts. ...........................             Transportation                      75,240                2,567
Jaya Holdings Ltd., 3.00%, conv., 8/31/98............             Transportation                      80,400**             19,080
Jurong Shipyard Ltd., fgn. ..........................        Machinery & Engineering               1,900,000            9,018,096
Keppel Corp. Ltd. ...................................             Transportation                   1,748,000            5,019,472
MCL Land Ltd. .......................................              Real Estate                     4,880,000            2,822,901
Metro Holdings Ltd., fgn. ...........................    Wholesale & International Trade             755,000              936,191
Natsteel Ltd. .......................................            Metals & Mining                     954,000            1,290,489
Natsteel Ltd., fgn. .................................            Metals & Mining                   1,489,000            2,014,192
Neptune Orient Lines Ltd. ...........................             Transportation                   3,821,000            1,507,544
Osprey Maritime Ltd. ................................             Transportation                   1,041,000              833,788
*Osprey Maritime Ltd., conv., pfd. ..................             Transportation                     179,280               81,902
Overseas Union Enterprise Ltd. ......................           Leisure & Tourism                    607,000            1,454,927
Prima Ltd. ..........................................       Food & Household Products                100,000              183,922
Republic Hotels & Resorts Ltd. ......................           Leisure & Tourism                    659,000              340,154
Robinson & Co. Ltd. .................................             Merchandising                       61,200              217,858
*SBS Bus Service Ltd., fgn. .........................             Transportation                     207,600               75,133
Sembawang Corp. Ltd. ................................             Multi-Industry                   2,898,000            6,189,736
Singapore Petroleum Company, fgn. ...................               Chemicals                         49,000               32,124
TIBS Holdings Ltd. ..................................             Transportation                     156,000               84,687
Times Publishing Ltd. ...............................       Broadcasting & Publishing                116,000              201,649
United Industrial Corp. .............................              Real Estate                       817,000              319,917
United Industrial Corporation Ltd., fgn. ............              Real Estate                    11,169,000            4,373,503
United Overseas Land Ltd. ...........................              Real Estate                     2,053,000            1,729,611
Van Der Horst Ltd. ..................................        Machinery & Engineering                 824,000              315,325
WBL Corp. Ltd. ......................................             Multi-Industry                     581,000              537,740
                                                                                                                   --------------
                                                                                                                       58,051,112
                                                                                                                   --------------
SLOVAK REPUBLIC  0.4%
Nafta Gbely AS.......................................       Utilities Electrical & Gas                99,331            3,515,625
Slovakofarma AS......................................         Health & Personal Care                     348               48,380
Slovnaft AS..........................................               Chemicals                        106,971            2,859,056
Vychodoslovenske Zeleziarne AS.......................            Metals & Mining                      69,977            1,373,159
                                                                                                                   --------------
                                                                                                                        7,796,220
                                                                                                                   --------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                                   SHARES/
                                                                     INDUSTRY                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SOUTH AFRICA  3.5%
Aeci Ltd. ...........................................               Chemicals                        304,000       $      949,512
Alpha Ltd. ..........................................    Building Materials & Components              96,000            1,065,242
Anglo American Industrial Corp. Ltd. ................             Multi-Industry                     413,707           10,031,321
Anglovaal Industried Ltd. ...........................             Multi-Industry                   1,463,370            2,706,325
Bonnita Holdings Ltd. ...............................       Food & Household Products                197,000               50,601
BTR Dunlop Ltd. .....................................         Industrial Components                1,573,400              484,969
CG Smith Ltd. .......................................             Multi-Industry                     803,000            3,300,113
Del Monte Royal Foods Ltd. ..........................       Food & Household Products              4,463,450            2,934,972
Edgars Stores Ltd. ..................................           Textiles & Apparel                   313,924            5,354,093
Engen Ltd. ..........................................             Energy Sources                   2,035,541           10,352,335
First National Bank Holdings Ltd. ...................                Banking                         126,400            1,123,354
Foodcorp Ltd. .......................................       Food & Household Products                 46,783              240,332
Kersaf Investments Ltd. .............................           Leisure & Tourism                    384,800            2,016,316
Malbak Ltd. .........................................             Multi-Industry                   2,156,025            2,104,412
McCarthy Retail Ltd. ................................    Appliances & Household Durables             620,428            1,274,896
McCarthy Retail Ltd., zero, conv., 9/30/03...........    Appliances & Household Durables              72,000**            140,553
Palabora Mining Co. Ltd. ............................            Metals & Mining                     296,200            3,037,264
Polifin Ltd. ........................................               Chemicals                         67,900               97,668
*Rainbow Chicken Ltd. ...............................       Food & Household Products                344,716               14,875
Rembrandt Group Ltd. ................................             Multi-Industry                      14,770              107,744
Reunert Ltd. ........................................        Electrical & Electronics              2,763,800            4,486,596
Sappi Ltd. ..........................................        Forest Products & Paper                 795,260            4,003,672
South African Breweries Ltd..........................          Beverages & Tobacco                   108,095            2,665,447
South African Iron & Steel Industrial Corp. Ltd. ....            Metals & Mining                  24,473,452            7,241,708
Sun International (South Africa) Ltd. ...............           Leisure & Tourism                  4,578,428            1,881,610
Toyota South Africa Limited..........................              Automobiles                        73,500              381,357
Voltex Holdings Ltd. ................................        Electrical & Electronics                327,894              168,444
                                                                                                                   --------------
                                                                                                                       68,215,731
                                                                                                                   --------------
SOUTH KOREA  1.2%
Asia Cement Co. Ltd. ................................    Building Materials & Components              91,810              441,446
Boram Bank Co. Ltd. .................................                Banking                         712,349            1,735,694
BYC Co. Ltd. ........................................           Textiles & Apparel                     7,180              315,581
Central Banking Corp. ...............................           Financial Services                   213,784              103,424
Cho Hung Bank Co. Ltd. ..............................                Banking                         300,000              613,274
Cho Hung Bank Co. Ltd., GDR..........................                Banking                         240,000              456,000
Cho Hung Bank Co. Ltd., GDR 144A.....................                Banking                         700,000            1,330,000
Dae Duck Electronics Co. Ltd. .......................        Electrical & Electronics                    836               23,502
Daegu Bank Co. Ltd. .................................                Banking                         439,542              990,590
Daewoo Electric Components Co. Ltd. .................  Electronic Components & Instruments           290,000              611,652
Daewoo Electronics Co. ..............................        Electrical & Electronics                627,000            1,659,053
*Dongbu Steel Co. Ltd., fgn. ........................            Metals & Mining                     116,000              325,758
Dongkuk Steel Mill Co. Ltd. .........................            Metals & Mining                     136,960              541,780
Hae In Corp. Ltd. ...................................             Merchandising                        5,500              102,050
Hana Bank............................................                Banking                         119,091              662,553
Hana Bank, GDR.......................................                Banking                         436,838            2,566,423
Hankook Cosmetics Co. Ltd. ..........................         Health & Personal Care                  14,940               60,157
*Hotel Shilla Co. ...................................           Leisure & Tourism                    216,490              455,331
*Korea Express Co. Ltd. .............................             Transportation                     304,000            1,192,684
Kyong Nam Bank.......................................                Banking                         365,750              809,009
Kyung Dong Boiler Co. Ltd. ..........................      Energy Equipment & Services                27,573              157,874
LG Electronics Inc. .................................        Electrical & Electronics                193,000            1,463,156
LG Industrial Systems Ltd. ..........................        Electrical & Electronics                268,000            1,051,445
Moon Bae Steel Co. Ltd. .............................            Metals & Mining                       9,000              116,283
Saehan Precision Co. Ltd. ...........................        Electrical & Electronics                 46,814              365,950
Samsung Display Devices Ltd. ........................        Electrical & Electronics                 35,520              667,441
Samsung Electronics Co. Ltd. ........................             Multi-Industry                         508               11,524

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                                   SHARES/
                                                                     INDUSTRY                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SOUTH KOREA (CONT.)
*Samsung Heavy Industries Co. Ltd. ..................        Machinery & Engineering                 704,000       $    1,561,676
*Seah Steel Corp. ...................................            Metals & Mining                      16,160               75,318
Shin Poong Paper Manufacturing Co. Ltd. .............        Forest Products & Paper                  12,760               71,516
Ssangyong Oil Refining Co. Ltd. .....................      Energy Equipment & Services               318,660            1,347,960
Tong Yang Merchant Bank..............................           Financial Services                   228,830              452,260
                                                                                                                   --------------
                                                                                                                       22,338,364
                                                                                                                   --------------
SRI LANKA  0.1%
Aitken Spence & Co. Ltd. ............................             Multi-Industry                      45,300              102,704
Associated Motorways Ltd. ...........................              Automobiles                        39,132               25,349
*Ceylon Holiday Resorts Inc. ........................           Leisure & Tourism                    108,300               53,054
*Lanka Walltile Ltd. ................................    Building Materials & Components               9,000                2,769
National Develpoment Bank of Sri Lanka...............                Banking                         280,000            1,041,781
United Motor Lanka Ltd. .............................              Automobiles                        74,400               54,219
                                                                                                                   --------------
                                                                                                                        1,279,876
                                                                                                                   --------------
THAILAND  4.6%
Advanced Info Service Ltd., fgn. ....................           Telecommunications                   617,800            3,036,197
American Standard Sanitaryware Public Co. Ltd.,
  fgn................................................    Building Materials & Components             180,200              885,598
Asia Credit Public Co. Ltd. .........................           Financial Services                 1,484,000              325,021
Asia Credit Public Co. Ltd., fgn. ...................           Financial Services                   203,900               44,658
*Asia Fiber Public Co. Ltd., fgn. ...................           Textiles & Apparel                   450,200               54,832
Ayudhya Insurance Public Co. Ltd., fgn. .............               Insurance                        186,800              714,470
Bangkok Bank Public Co. Ltd..........................                Banking                       7,902,600           14,521,872
Bangkok Bank Public Co. Ltd., fgn....................                Banking                          15,500               39,744
Bangkok Insurance Public Co. Ltd. BKI................               Insurance                         85,000              490,385
Bangkok Insurance Public Co. Ltd. BKI, fgn. .........               Insurance                          4,900               40,833
Bank of Ayudhya Public Co. Ltd.......................                Banking                       4,750,000            2,029,915
Bank of Ayudhya Public Co. Ltd., fgn.................                Banking                       2,148,000              895,000
Banpu Public Co. Ltd.................................             Energy Sources                     549,200            1,525,556
Charoen Pokphand Feedmill Public Co. Ltd.............       Food & Household Products              2,429,400            2,958,885
Chareon Pokphand Feedmill Public Co. Ltd., fgn. .....       Food & Household Products                459,500            1,138,932
Dusit Thani Public Company Ltd.......................           Leisure & Tourism                    136,000              103,162
First Bangkok City Bank Public Co. Ltd...............                Banking                         105,370               21,389
First Bangkok City Bank Public Co. Ltd., fgn.........                Banking                       5,302,900            1,065,112
*First Bangkok City Bank Public Co. Ltd., Share
  Entitlement........................................                Banking                       5,440,130            1,104,300
Hana Microelectronics Co. Ltd. ......................        Electrical & Electronics                229,569              463,553
Hana Microelectronics Co. Ltd., fgn. ................        Electrical & Electronics                786,662            1,802,767
*Hana Microelectronics Co. Ltd., SEC.................        Electrical & Electronics                229,569              463,553
Hua Thai Manufacturing Public Co. Ltd. ..............           Textiles & Apparel                   125,100              104,250
Industrial Finance Corp. of Thailand.................                Banking                       3,684,220              511,697
Industrial Finance Corp. of Thailand, fgn. ..........                Banking                       3,310,580              523,468
Italian-Thai Development Public Co. Ltd. ............         Construction & Housing                 602,000              176,870
Italian-Thai Development Public Co. Ltd., fgn. ......         Construction & Housing                  64,500               20,673
Jasmine International Public Co. Ltd.................           Telecommunications                   521,000              102,419
Jasmine International Public Co. Ltd., fgn...........           Telecommunications                 4,140,000              884,615
*Karat Sanitaryware Public Co. Ltd., fgn. ...........    Building Materials & Components             234,750               50,160
Kian Gwan (Thailand) Public Co. Ltd., fgn. ..........              Real Estate                       104,000              123,333
Land and House Public Co. Ltd. ......................             Multi-Industry                   1,856,200              356,962
Land and House Public Co. Ltd., fgn. ................             Multi-Industry                   1,851,982              379,894
*Land and House Public Co. Ltd., Share Entitlement
  Certificate........................................             Multi-Industry                     728,800              142,116
National Petrochemical Public Company Ltd., fgn. ....               Chemicals                        343,200              187,000
Phatra Thanakit Public Co. Ltd.......................             Multi-Industry                   5,065,313            2,435,247
Phatra Thanakit Public Co. Ltd., fgn.................             Multi-Industry                   1,865,100            1,066,056
Regional Container Lines Public Co. Ltd. ............             Transportation                     124,800              101,333
Regional Container Lines Public Co. Ltd., fgn. ......             Transportation                     471,100              382,517

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                                   SHARES/
                                                                     INDUSTRY                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
THAILAND (CONT.)
*Royal Ceramic Industry Public Co. Ltd., fgn. .......    Building Materials & Components             167,400       $        5,365
Saha Pathanapibul Public Co. Ltd., fgn...............       Food & Household Products                593,100              570,288
Saha Union Public Co. Ltd............................             Multi-Industry                   4,694,600            2,783,657
Saha Union Public Co. Ltd., fgn......................             Multi-Industry                   1,074,300              740,303
Sanyo Universal Electric Public Co Ltd., fgn.........    Appliances & Household Durables             521,537              114,226
Sanyo Universal Electric Public Co. Ltd. ............    Appliances & Household Durables              54,363               11,906
Serm Suk Public Co. Ltd. ............................       Food & Household Products                361,500            2,008,333
Serm Suk Public Co. Ltd., fgn. ......................       Food & Household Products                  4,300               30,321
Siam Cement Public Co. Ltd...........................    Building Materials & Components             638,200            3,272,821
Siam Cement Public Co. Ltd., fgn.....................    Building Materials & Components             357,000            2,898,718
Siam City Bank Public Co. Ltd., fgn. ................                Banking                       9,825,300              682,313
Siam Commercial Bank.................................                Banking                       1,052,354            1,099,710
Siam Commercial Bank Ltd., fgn. .....................                Banking                       4,812,832            5,656,106
Siam Commercial Bank Ltd., loc.......................                Banking                           4,680                4,800
*Siam Makro Public Company Ltd., fgn. ...............             Merchandising                    1,635,000            2,008,814
*Sino-Thai Engineering & Construction Public Co. ....         Construction & Housing                  10,100                1,295
*Sino-Thai Engineering & Construction Public Co.,
  fgn. ..............................................         Construction & Housing                 894,800              114,718
Thai Airways International Public Co. Ltd., fgn. ....             Transportation                   1,747,400            1,997,562
Thai Asahi Glass Public Co. Ltd. ....................    Building Materials & Components              94,910               21,801
Thai Asahi Glass Public Co. Ltd., fgn. ..............    Building Materials & Components              32,000                7,350
*Thai Engine Manufacturing Public Company Ltd. ......        Machinery & Engineering                 405,000              692,308
Thai Farmers Bank Public Co. Ltd.....................                Banking                      11,533,600           14,786,667
Thai Farmers Bank Public Co. Ltd., fgn...............                Banking                          36,600               68,429
Thai Investments and Securities Ltd. ................           Financial Services                 1,457,200              467,051
Thai Military Bank Ltd., fgn. .......................                Banking                      11,631,700            2,485,406
Thai Petrochemical Industry Public Co. Ltd., fgn. ...               Chemicals                      5,459,960              536,663
Thai Plastic and Chemical Co. Ltd., fgn. ............               Chemicals                          2,200                4,266
Thai Rayon Public Co. Ltd. ..........................           Textiles & Apparel                    33,546               45,158
Thai Rayon Public Co. Ltd., fgn. ....................           Textiles & Apparel                    38,214               51,442
*Thai Telephone & Telecommunication Public Co.
  Ltd.,fgn...........................................           Telecommunications                 2,021,400              172,769
Thai Wacoal Public Co. Ltd., fgn. ...................           Textiles & Apparel                   236,550              454,904
Thai Wah Public Co. Ltd., fgn........................             Multi-Industry                       8,450                  587
Tipco Asphalt Public Co. Ltd.........................    Building Materials & Components             877,200              693,513
Tipco Asphalt Public Co. Ltd., fgn...................    Building Materials & Components             557,000              452,265
Total Access Communication Public Co. Ltd. ..........           Telecommunications                 1,007,800              342,652
United Communications Industry Public Co. Ltd.,
  fgn................................................             Multi-Industry                   2,514,400            1,047,667
United Communications Industry Public Co. Ltd.,
  loc................................................             Multi-Industry                     586,200              237,987
United Motor Works (Siam) Public Co. Ltd. ...........        Machinery & Engineering                   2,100                1,043
                                                                                                                   --------------
                                                                                                                       87,845,528
                                                                                                                   --------------
TURKEY  5.6%
Akbank...............................................                Banking                     312,457,245           27,514,329
Alarko Sanayii ve Ticaret SA.........................    Appliances & Household Durables           2,839,999              270,639
*Anadolu Anonim Turk Sigorta Sirketi, br.............               Insurance                      5,559,000              177,030
*Anadolu Anonim Turk Sigorta Sirketi, new............               Insurance                      5,504,000              175,278
Arcelik AS...........................................    Appliances & Household Durables          65,291,427            6,143,222
Beko Elektronik AS...................................    Appliances & Household Durables          37,355,489            2,298,106
Borusan AS...........................................         Industrial Components                4,777,000              223,580
Cimentas Izmir Cimento Fabrikasi Turk AS.............    Building Materials & Components          12,530,450            1,375,478
Cimsa Cimento Sanayi ve Ticaret AS...................    Building Materials & Components          23,805,000            1,292,189
Erciyas Biracilik....................................       Food & Household Products             32,527,000            4,551,426
Eregli Demir ve Celik Fabrikalari AS.................            Metals & Mining                  56,398,000            8,708,014
Finansbank...........................................                Banking                     113,027,481            2,154,203
Izocam Ticaret ve Sanayii AS, br.....................    Building Materials & Components          12,102,388              420,445
Kartonsan............................................        Forest Products & Paper              20,318,250            1,249,977

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                                   SHARES/
                                                                     INDUSTRY                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
TURKEY (CONT.)
Koc Holding AS.......................................             Multi-Industry                  31,613,591       $    7,398,114
Marshall Boya ve Vernik Sanayii AS...................         Industrial Components                7,031,568              983,911
*Netas Northern Electric Telekomunic Asyon AS........        Electrical & Electronics              2,480,000              897,467
Petkim Petrokimya Holding AS.........................               Chemicals                      3,063,000            1,662,666
*Sabanci Holdings AS.................................             Multi-Industry                 101,670,000            6,254,729
*Sabanci Holdings AS, ADR............................             Multi-Industry                     915,500           13,961,375
Sasa Suni Ve Sentetik Elyaf Sanayi AS................               Chemicals                      5,600,000              303,981
Tat Konserve Sanayii AS..............................       Food & Household Products             16,780,827              793,496
Tekstil Bankasi AS, br. .............................                Banking                       2,539,341               41,046
Tofas Turk Otomobil Fabrikasi AS.....................              Automobiles                    79,982,125            4,534,572
Turk Demir Dokum, br. ...............................    Appliances & Household Durables          19,371,323            1,074,886
Turkiye Garanti Bankasi AS...........................                Banking                     262,478,345           12,981,438
Vakif Finansal Kiralama AS...........................           Financial Services                28,421,824              363,415
                                                                                                                   --------------
                                                                                                                      107,805,012
                                                                                                                   --------------
VENEZUELA  1.1%
*Ceramica Carabobo CA, A.............................    Building Materials & Components             334,200              251,826
Ceramica Carabobo CA, A, ADR.........................    Building Materials & Components             287,149              216,372
*Ceramica Carabobo CA, B.............................    Building Materials & Components           1,130,264              896,501
Corporacion Industrial Carabobo Saca SIC, B..........    Building Materials & Components           8,779,431              400,410
Electricidad de Caracas SAICA SACA...................       Utilities Electrical & Gas             9,858,476           11,827,044
*Industrias Ventane IVE..............................       Utilities Electrical & Gas             1,120,000              127,147
*International Briquettes Holdings...................            Metals & Mining                          39                  580
*Manufacturera de Aparatos Domesticos SA.............    Appliances & Household Durables             180,613              143,258
Mavesa SA, ADR.......................................       Food & Household Products                592,812            3,779,177
Siderurgica Venezolana Sivensa Saica Svs., ADR, A....            Metals & Mining                     202,630              847,807
Siderurgica Venezolana Sivensa Saica Svs., ADR, B....            Metals & Mining                       6,211               28,943
Siderurgica Venezolana Sivensa Saica Svs., ADR, B,
  new, 144A..........................................            Metals & Mining                      11,966               55,761
Venezolana de Cementos-Vencemos, #1..................    Building Materials & Components           1,089,634            1,760,959
Venezolana de Cementos-Vencemos, #2..................    Building Materials & Components             845,996            1,355,472
                                                                                                                   --------------
                                                                                                                       21,691,257
                                                                                                                   --------------
ZIMBABWE
Delta Corp...........................................             Multi-Industry                         600                  404
Meikles Africa Ltd. .................................             Multi-Industry                     115,000              103,500
TA Holdings..........................................             Multi-Industry                      25,000                3,100
Zimbabwe Sun Ltd.....................................             Multi-Industry                   2,685,627              419,855
                                                                                                                   --------------
                                                                                                                          526,859
                                                                                                                   --------------
      TOTAL LONG TERM SECURITIES (COST
        $1,920,797,659)..............................                                                               1,654,015,987
                                                                                                                   --------------
SHORT TERM INVESTMENTS (COST $252,884,041)  13.1%
U.S. Treasury Bills, 4.86% to 5.39%
  with maturities to 4/30/98.........................                                            254,585,000          252,974,588
                                                                                                                   --------------
      TOTAL INVESTMENTS (COST $2,173,681,700)99.1%...                                                               1,906,990,575
      OTHER ASSETS, LESS LIABILITIES  0.9%...........                                                                  16,890,655
                                                                                                                   --------------
      TOTAL NET ASSETS  100.0%.......................                                                              $1,923,881,230
                                                                                                                   ==============

*Non-income producing.
**Securities traded in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at December 31, 1997, were $7,394,909.
                       See Notes to Financial Statements.
                                                                              21

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value (cost
  $2,173,681,700)..............................................    $1,906,990,575
 Cash..........................................................         1,868,230
 Receivables:
  Investment securities sold...................................        13,400,121
  Capital shares sold..........................................         5,703,719
  Dividends and interest.......................................         3,759,158
 Organization costs............................................             5,550
                                                                   --------------
     Total assets..............................................     1,931,727,353
                                                                   --------------
Liabilities:
 Payables:
  Investment securities purchased..............................           515,846
  Capital shares redeemed......................................           627,007
  To affiliates................................................         2,118,310
 Distributions to shareholders.................................           237,162
 Other liabilities.............................................         4,347,798
                                                                   --------------
     Total liabilities.........................................         7,846,123
                                                                   --------------
Net assets, at value...........................................    $1,923,881,230
                                                                   ==============
Net assets consist of:
 Undistributed net investment income...........................    $    1,568,894
 Net unrealized depreciation...................................      (267,356,010)
 Accumulated net realized loss.................................       (47,878,968)
 Capital shares................................................     2,237,547,314
                                                                   --------------
Net assets, at value...........................................    $1,923,881,230
                                                                   ==============
Net asset value per share ($1,923,881,230 divided by 185,527,984
  shares outstanding)..........................................            $10.37
                                                                            =====

                       See Notes to Financial Statements.
 22

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

Investment Income:
 (net of foreign taxes of $3,182,400)
 Dividends..................................................    $50,908,822
 Interest...................................................     10,650,963
                                                                -----------
     Total investment income................................                      $   61,559,785
Expenses:
 Management fees (Note 3)...................................     25,766,850
 Administrative fees (Note 3)...............................      1,751,904
 Transfer agent fees (Note 3)...............................          8,100
 Custodian fees.............................................      4,210,895
 Reports to shareholders....................................          5,400
 Registration and filing fees...............................        234,078
 Professional fees (Note 3).................................         99,140
 Directors' fees and expenses...............................         59,500
 Amortization of organization costs.........................          1,424
 Other......................................................        203,732
                                                                -----------
     Total expenses.........................................                          32,341,023
                                                                                  --------------
     Net investment income..................................                          29,218,762
                                                                                  --------------
Realized and unrealized gain (loss):
 Net realized gain from:
  Investments...............................................     30,585,561
  Foreign currency transactions.............................        739,667
                                                                -----------
     Net realized gain......................................                          31,325,228
     Net unrealized depreciation on investments.............                        (373,187,334)
                                                                                  --------------
Net realized and unrealized loss............................                        (341,862,106)
                                                                                  --------------
Net decrease in net assets resulting from operations........                      $ (312,643,344)
                                                                                  ==============

                       See Notes to Financial Statements.
                                                                              23

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                     1997              1996
                                                                     ----------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   29,218,762    $   19,617,150
  Net realized gain from investments and foreign currency
    transactions............................................        31,325,228        19,339,283
  Net unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities denominated in
    foreign currencies......................................      (373,187,334)      154,324,968
                                                                --------------------------------
    Net increase (decrease) in net assets resulting from
     operations.............................................      (312,643,344)      193,281,401
Distributions to shareholders from:
 Net investment income......................................       (29,706,898)      (18,840,261)
 Net realized gains.........................................       (80,352,717)      (18,732,279)
Capital share transactions (Note 2).........................       781,047,570       611,312,694
                                                                --------------------------------
    Net increase in net assets..............................       358,344,611       767,021,555
Net assets:
 Beginning of year..........................................     1,565,536,619       798,515,064
                                                                --------------------------------
 End of year................................................    $1,923,881,230    $1,565,536,619
                                                                ================================
Undistributed net investment income included in net assets:
 End of year................................................    $    1,568,894    $      865,476
                                                                ================================

                       See Notes to Financial Statements.
 24

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Markets Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing in securities of issuers of countries having emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

The Brazilian government has exercised and may continue to exercise substantial influence over the exchange of Brazilian currency. Under current Brazilian law, whenever there occurs a serious imbalance of Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. The Fund has investments in Brazilian companies with a value of approximately $212 million as of December 31, 1997.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
e. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At December 31, 1997, there were 700 million shares authorized ($0.01 par value), of which 225 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                           1997                                 1996
                                                              -----------------------------------------------------------------
                                                                 SHARES           AMOUNT               SHARES         AMOUNT
                                                              -----------------------------------------------------------------
Shares sold.................................................    74,259,980    $1,000,379,973         53,130,712    $630,783,063
Shares issued on reinvestment of distributions..............    10,166,940       103,837,009          2,750,716      33,001,287
Shares redeemed.............................................  (24,610,709)     (323,169,412)         (4,431,413)   (52,471,656)
                                                              -----------------------------------------------------------------
Net increase................................................    59,816,211    $  781,047,570         51,450,015    $611,312,694
                                                              =================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TAML and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 1.60% of average net assets through May 1, 1998. For the year ended December 31, 1997, no reimbursement was necessary under the agreement.

Included in professional fees are legal fees of $21,172 that were paid to a law firm in which a partner is an officer of the Fund.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements  (continued)

4. INCOME TAXES

At December 31, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $2,220,954,728 was as follows:

Unrealized appreciation.....................................  $  359,108,215
Unrealized depreciation.....................................    (673,072,368)
                                                              --------------
Net unrealized depreciation.................................  $ (313,964,153)
                                                              ==============

Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies and wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 1997, aggregated $1,001,987,982 and $448,539,080 respectively.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
INDEPENDENT AUDITOR'S REPORT
The Board of Directors and Shareholders
Templeton Institutional Funds, Inc. - Emerging Markets Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Emerging Markets Series of Templeton Institutional Funds, Inc. as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the four years in the period then ended and the period May 3, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Series of Templeton Institutional Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      /s/ McGladrey & Pullen, LLP

New York, New York
January 30, 1998

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., which contains more complete information including risk factors, charges, and expenses.

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting the securities for the Fund's portfolio. Investing in developing markets involves special considerations, which may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. These special considerations are discussed in the Fund's prospectus. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.



                                                Principal Underwriter:
                                                    FRANKLIN TEMPLETON
                                                    DISTRIBUTORS, INC.
                                                    700 Central Avenue
                                    St. Petersburg, Florida 33701-3628

                                Institutional Services: 1-800-321-8563
                                      Fund Information: 1-800-362-6243

ZT456 A 12/97

[Recycle Logo]